UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2020

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2020, Christopher M. Micklas, Vice President and Chief Financial Officer, notified the board of his decision to leave Houston Wire & Cable Company (the “Company”) effective July 10, 2020 in order to join a start-up business in another industry. Mr. Micklas also served as the Company’s chief accounting officer.

On June 12, 2020, the Company announced that Eric W. Davis will be appointed interim Chief Financial Officer and chief accounting officer upon Mr. Micklas’ departure. Mr. Davis, age 58, joined the Company in 1993 and has been President of the Company’s Heavy Lift division since 2015. He was previously Vice President and Controller of the Company for 14 years. Effective July 1, 2020, Mr. Davis will receive an annual base salary of $265,000, will have a target annual cash bonus opportunity equal to 50% of annual base salary, and will be entitled to participate in the Company’s benefit plans.

On June 12, 2020, the Company also announced that Jerry Zurovchak, previously Director of Operations, has been named Senior Vice President and Chief Operating Officer. In his new role, Mr. Zurovchak, age 52, will be responsible for operations, IT and purchasing. Mr. Zurovchak joined the Company in 2019. Prior to that, he held various positions with General Cable from 1998 to 2018, including Vice President Integrated Supply Chain, North America from 2017 to 2018 and Chief Transformation Officer from 2015 to 2017. Effective with his promotion, Mr. Zurovchak will receive an annual base salary of $250,000, will have a target annual cash bonus opportunity equal to 50% of annual base salary, and will be entitled to participate in the Company’s benefit plans.

Finally, the Company announced that G. Gary Yetman has been named executive chairman of the board, succeeding William H. Sheffield, who has served as non-executive chairman since 2012. Mr. Sheffield will remain on the board and succeed Mr. Yetman as chairman of the Nominating and Corporate Governance Committee. Mr. Sheffield previously announced his intention to retire from the board upon expiration of his current term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: June 12, 2020	By:	/s/ James L. Pokluda III
	Name:	James L. Pokluda III
	Title:	President and Chief Executive Officer